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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934.


    Date of Report (Date of earliest event reported):   February 12, 2001


                         TEAM COMMUNICATIONS GROUP, INC.
               (Exact name of registrant as specified in charter)


         California                   0-23307                 95-4053296
(State or Other Jurisdiction         Commission             (I.R.S. Employer
      of Incorporation)              File Number           Identification No.)


             11818 Wilshire Boulevard, Los Angeles, California 90025
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (310) 312 4400


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.

     On February 12, 2001, Team Communications Group, Inc., a California corporation and the registrant herein, issued a press release concerning anticipated losses for the fiscal year ended December 31, 2000, the appointment of Michael Jay Solomon as Chairman and Chief Executive Officer and Jay Shapiro and President and Chief Operating Officer and the related resignation of Drew S. Levin, the restructuring of certain of its European operations and the review of certain library acquisition and sales in fiscal 2000, and certain credit facility and short term liquidity issues effecting the Company.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

EXHIBIT NO.        DESCRIPTION
-----------        -----------

  99.1             Press release of Team Communications Group, Inc.
                   dated February 12, 2001




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        TEAM COMMUNICATIONS GROUP, INC.



Date: February 13, 2001                  By: /s/ MICHAEL JAY SOLOMON
                                             -----------------------------
                                               Michael Jay Solomon

                                         Its:  Chairman of the Board and CEO



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